Exhibit 10.5

Pledge Release Agreement

This PLEDGE RELEASE AGREEMENT (this “Agreement”), dated as of October 6, 2006, is entered into by and among TMI COMMUNICATIONS DELAWARE, LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Delaware (“Pledgor”), and the parties listed on Schedule 1 attached hereto (each individually, together with its successors and assigns, a “Secured Party” and collectively, the “Secured Parties”) and MOBILE SATELLITE VENTURES LP, a limited partnership organized under the laws of the State of Delaware, in its capacity as security agent on behalf of itself and the other Secured Parties (the “Security Agent”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as in the Pledge Agreement (as hereinafter defined).

WHEREAS, the Pledgor, TMI Communications and Company, Limited Partnership, the Secured Parties and the Security Agent entered into a Pledge and Guarantee Agreement dated as of November 26, 2001, as amended (the “Pledge Agreement”); and

WHEREAS, the parties to this Agreement desire to terminate the Pledge Agreement and release all of the Collateral thereunder.

NOW THEREFORE in accordance with Section 16 of the Pledge Agreement and in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the undersigned, the parties to this Agreement hereby agree as follows:

Section 1. Termination of Pledge Agreement and Related Matters.

(a) The Pledge Agreement is hereby terminated and the Secured Parties and the Security Agent hereby relinquish all of their rights thereunder, including without limitation all of their rights in the Collateral and all of their rights under the Guarantee.

(b) The Secured Parties and the Security Agent shall return promptly after the date hereof, to Pledgor, all of the securities and other property that immediately prior to effectiveness of this Agreement had constituted the Collateral, including without limitation certificates representing the Current LP Units and Current Shares registered in the name of Pledgor.

(c) The Security Agent shall, no later than one week after the date hereof, cause UCC termination statements reflecting termination of the Pledge Agreement and release of the Collateral, in form and substance reasonably satisfactory to Pledgor, to be filed in all jurisdictions where UCC financing statements relating to the Collateral had been filed (and shall, at the request of Pledgor, promptly file such certificates or documents under the laws of Canada or any of its Provinces as may in Pledgor’s judgement be necessary to reflect such termination and release).

(d) Each of the parties to this Agreement hereby release the other parties from any and all claims of any nature that it may have had under the Pledge Agreement.

Section 2. Further Action. Each party to this Agreement shall execute and deliver such further releases, instruments, agreements and writings and do and perform, and cause to be done and performed, such further acts and things as any party shall reasonably request in order to give full effect to this Agreement.

Section 3. Governing Law. This Agreement shall be governed in all respects by the law of the State of New York as such law is applied to agreements between New York residents entered into and performed entirely in the State of New York, without regard to the conflict of laws provisions thereof.

Section 4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall he effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement or has caused this Agreement to be duly executed on its behalf, as of the day and year first above written.

TMI COMMUNICATIONS DELAWARE, LIMITED PARTNERSHIP

By:	3924505 CANADA INC.,
its General Partner

By:	/s/ L. Scott Thomson
Name:	Scott Thomson
Title:	President and Secretary

SECURED PARTIES:

MOTIENT VENTURES HOLDING INC.

By:	/s/ Jeffrey W. Epstein
Name:	Jeffrey W. Epstein
Title:	Secretary

MSV INVESTORS LLC

By:	MSV INVESTORS HOLDINGS, INC.,
its Managing Member

By:	/s/ Robert Lewis
Name:	Robert Lewis
Title:	Senior Vice President and General Counsel

MOBILE SATELLITE VENTURES LP

By:	MOBILE SATELLITE VENTURES GP INC., its General Partner

By:	/s/ Randy Segal
Name:	Randy Segal
Title:	Senior Vice President and General Counsel

[Signature Page to Pledge Termination Agreement]

Schedule I

Secured Parties

Motient Ventures Holding Inc.

MSV Investors, LLC

Mobile Satellite Ventures LP

Columbia Space (QP), Inc.

Columbia Space (AI), Inc.

Columbia Space Partners, Inc.

Spectrum Space Equity Investors IV, Inc.

Spectrum Space IV Parallel, Inc.

Spectrum Space IV Managers, Inc.